GE INVESTMENTS FUNDS, INC.

Total Return Fund – Class 2 Shares

Supplement dated June 15, 2010

To the Prospectus Dated May 1, 2010

At a meeting held on June 9, 2010, the Board of Directors of GE Investments Funds, Inc. considered and unanimously approved the hiring of Palisade Capital Management, L.L.C. (“Palisade”) as an investment sub-adviser for the Total Return Fund (the “Fund”), and a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Palisade and GE Asset Management Incorporated (the “Adviser”), on behalf of the Fund. Palisade will manage those assets of the Fund allocated by the Adviser to be invested in small-cap equity investments. Shareholders of the Fund will receive an information statement which will provide more information about Palisade and the new Sub-Advisory Agreement.

As a result of this new arrangement, certain disclosures in the Fund’s prospectus have been modified or supplemented, as described below.

1.	On page 2 of the Prospectus, under the section entitled, “Principal Investment Strategies,” the sixth bullet point is deleted and replaced with the following:

•	large, medium or small capitalization

2.	On page 3 of the Prospectus, under the section entitled “Principal Risks,” the following disclosure is added directly after Mid-Cap Company Risk:

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

3.	On page 4 of the Prospectus, under the section entitled “Portfolio Management,” the sub-heading “Investment Sub-Adviser” and the text immediately following are deleted and replaced with the following:

Investment Sub-Advisers

Urdang Securities Management, Inc. (for real estate related investments only)

Palisade Capital Management, L.L.C. (for small-cap equity investments only)

4.	On page 17 of the Prospectus, the fifth paragraph is deleted in its entirety and replaced with the following:

GE Asset Management has retained Urdang Securities Management, Inc. (Urdang) and Palisade Capital Management, LLC (Palisade) to manage a portion of the Fund’s assets. GE Asset Management pays each of Urdang and Palisade an investment sub-advisory fee out of the management fee that it receives from the Fund. The investment sub-advisory fee is paid monthly and is based upon the average daily net assets of the Fund’s assets that are allocated to and managed by each of Urdang and Palisade.

5.	On page 18 of the Prospectus, the fourth sentence of the second paragraph is deleted and replaced with the following:

GE Asset Management has also retained Urdang and Palisade to each act as sub-adviser to that portion of the Total Return Fund’s assets allocated to real estate-related investments and small-cap equity investments, respectively.

6.	On page 18 of the Prospectus, the third sentence of the third paragraph is deleted and replaced with the following:

The Statement of Additional Information (SAI) provides the following additional information about each portfolio manager (including those of Urdang and Palisade): (i) portfolio manager’s compensation; (ii) other accounts managed by each portfolio manager; and (iii) each portfolio manager’s ownership of shares of the Fund, if any.

7.	On page 19 of the Prospectus, the heading “About the Sub-Adviser” and the first paragraph are deleted in its entirety and replaced with the following:

About the Sub-Advisers

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Fund. GE Asset Management is proud to engage the following sub-advisers who are responsible for managing a portion of the Fund’s assets allocated to the sub-advisers. The following sets forth biographical information for those individuals who are primarily responsible for managing the Fund’s investments. As with GE Asset Management’s portfolio managers, the sub-advisers may change the portfolio managers from time to time.

8.	On page 19 of the Prospectus, the following information is added to the section “About the Sub-Advisers”:

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $3.0 billion as of December 31, 2009. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has been engaged to manage a portion of the Total Return Fund’s assets (“Allocated Assets”) since June 2010.

Palisade’s Allocated Assets are managed by Jack Feiler, Jeffrey Schwartz and Dennison T. (“Dan”) Veru, members of Palisade’s Investment Policy Committee. Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Schwartz.

Jack Feiler, President and Chief Investment Officer, has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, CFA, Senior Portfolio Manager, joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is an Executive Vice President and Co-Chief Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

This supplement should be retained with your Prospectus for future reference.